SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2019 (October 28, 2019)

Seneca Biopharma, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-33672	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20271 Goldenrod Lane, 2 nd Floor, Germantown, Maryland 20876

(Address of Principal Executive Offices)

(301) 366-4960

(Issuer Telephone number)

(Former Name or Former address, if changed since last report): Neuralstem, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	CUR	NASDAQ Capital Market

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 28, 2019, Neuralstem, Inc. (“Company”), pursuant to a certificate of amendment to the Company’s amended and restated certificate of incorporation (“Certificate of Amendment”) filed with the Secretary of State of the State of Delaware, changed the Company’s corporate name from Neuralstem, Inc. to Seneca Biopharma, Inc. The name change was made pursuant to Section 242 of the Delaware General Corporation Law. A copy of the Certificate of Amendment as filed, is attached as Exhibit 3.01 hereto and incorporated by reference.

The name change does not affect the rights of the Company’s security holders. There were no other changes to the Company’s certificate of incorporation in connection with the name change.

Effective November 1, 2019, the Company anticipates that the common stock, which trades on the Nasdaq Capital Market will cease trading under the ticker symbol “CUR” and will commence trading under the new ticker symbol “SNCA.” Along with the ticker change, the Company’s common stock has also been assigned a new CUSIP number of 81689B103. Outstanding stock certificates for shares of the Company are not affected by the name change and will continue to be valid and need not be exchanged.

On October 28, 2019, the Company announced the name and ticker symbol change via a press release. A copy of the press release is attached hereto as Exhibit 99.01.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.01	Certificate of Amendment to the Amended and Restated Certificate of Incorporation
99.01	Press Release dated October 28, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 29, 2019	Seneca Biopharma, Inc.

/s/ Kenneth Carter
By: Kenneth Carter
Executive Chairman

INDEX OF EXHIBITS

Exhibit No.	Description
3.01	Certificate of Amendment to the Amended and Restated Certificate of Incorporation
99.01	Press Release dated October 28, 2019